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                                                                  EXHIBIT 10.2.4

              RESTRICTED STOCK AND RESTRICTED STOCK UNIT AGREEMENT

            THIS RESTRICTED STOCK AND RESTRICTED STOCK UNIT AGREEMENT is made and entered into as of the date indicated on the signature page under "Date of Agreement" by and between MGIC Investment Corporation, a Wisconsin corporation (the "Company"), and the director of MGIC Investment Corporation whose signature is set forth on the signature page hereto (the "Director").

                                  INTRODUCTION

            The Company is awarding shares of the Company's Common Stock, $1.00 par value per share (the "Stock"), and to the extent indicated in this instrument, Restricted Stock Units ("RSUs"), to the Director under the MGIC Investment 2002 Stock Incentive Plan (the "Plan") and this Agreement.

            This Agreement consists of this instrument and the Incorporated Terms Dated As of________ to Restricted Stock and Restricted Stock Unit Agreement (the "Incorporated Terms"), which although not attached to this instrument, are part of this Agreement and were sent to the Director as indicated in Paragraph 1(b) below.

            The parties mutually agree as follows:

            1.    Award of Restricted Stock or RSUs; Incorporated Terms.

                  (a) Subject to the terms and conditions set forth herein, the Company awards the Director the (i) number of shares of Stock set forth after "Shares of Restricted Stock" on the signature page (the "Restricted Stock"), except that if after "Restricted Stock Units" on the signature page "Yes" appears, then all shares of Stock indicated after "Shares of Restricted Stock" shall be awarded in the form of RSUs and such RSUs shall be the "Deposit Share RSUs," and (ii) the number of RSUs set forth after "Annual RSU Award" on the signature page, which shall be the "Annual RSUs." The term "RSUs" as used in the remainder of this Agreement shall be applied separately to the Deposit Share RSUs and the Annual RSUs as if the term "RSUs" were the term "Deposit Share RSUs" or "Annual RSUs," as the case may be.

            (b) The Incorporated Terms are incorporated in this instrument with the same effect as if they were physically set forth in this instrument. The Incorporated Terms and this instrument constitute a single agreement which is referred to as "this Agreement." The terms "herein," "hereof," "above" and similar terms used in this Agreement refer to this Agreement as a whole. The Incorporated Terms are attached to an e-mail dated on or about________ to the Director from the Company's Secretary (the "E-Mail"). The Company is hereby advising the Director to print and retain a copy of the Incorporated Terms. The Director agrees if there is any difference between the text of the Incorporated Terms obtained as indicated above and the text of the Incorporated Terms retained by the Company's Secretary, the text of the copy retained by the Secretary will control.

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            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Director has hereunto affixed his or her hand and seal, all as of the day and year set forth below.

Date of Agreement:

MGIC INVESTMENT CORPORATION

By: ________________________________     ______________________________
        t

                                  Shares of Restricted Stock:

                                  Restricted Stock Release Date:

                                  Restricted Stock Units:

                                  Annual RSU Award:

                                  Annual RSU Release Date:
                                             * * *

                                  Beneficiary: ________________________

                                  Address of Beneficiary:

                                  _____________________________________
                                  _____________________________________

                                  Beneficiary's Tax Identification
                                  Number: _____________________________